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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) April 19, 2001
                                                          --------------

                    NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                    --------------------------------------
            (Exact name of registrant as specified in its charter)

      Delaware                       1-13793              06-1504091
      --------                      ---------             ----------
(State or other Jurisdiction of    (Commission           (IRS Employer
incorporation or organization)     File Number)         Identification No.)

               12 E. Broad Street, Hazleton, Pennsylvania 18201
               ------------------------------------------------
                   (Address of principal executive offices)

                                 (570) 459-3700
                                ---------------
             (Registrant's telephone number, including area code)

                                Not Applicable
                                --------------
          (Former name or former address, if changed since last report)







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ITEM 5.  OTHER EVENTS.
         ------------

      On April 19, 2001, Northeast Pennsylvania Financial Corp. (the "Company"), issued a press release which reported earnings for the three and six months ended March 31, 2001.

      A press release announcing the Company's second quarter earnings is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

       Exhibit 99.1   Press Release dated April 19, 2001.









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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NORTHEAST PENNSYLVANIA
                                     FINANCIAL CORP.


Dated: April 20, 2001            By: /s/ E. Lee Beard
                                     -----------------------------------------
                                     E. Lee Beard
                                     President and Chief Executive Officer